Prepared by:
RICHARD K. INGLIS, ESQUIRE
2455 East Sunrise Blvd., STE 320
Ft. Lauderdale, FL  33304

                                  MORTGAGE DEED

     THIS MORTGAGE DEED, executed the 28th day of September, 2001, by PARKSON PROPERTY, LLC, a Florida Limited Liability Company(hereinafter called the "Mortgagor") of 5601 North Dixie Highway, Suite 411, Oakland Park, Florida 33334, to BAY COLONY ASSOCIATES, LTD., a Florida Limited Partnership(hereinafter called the "Mortgagee") of C/O Marquette Realty, 5601 North Dixie Highway, Suite 411, Oakland Park, Florida 33334.

(Wherever used herein the terms "Mortgagor" and "Mortgagee" include all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporation)

     WITNESSETH, That for diverse good and valuable considerations, and also in consideration of the aggregate sum named in the promissory note of even date herewith, hereinafter described, the said Mortgagor grants, bargain, sells, aliens, remises, releases, conveys and confirms unto the said Mortgagee in fee simple, all the certain tract of land, of which the said Mortgagor is now seized and possessed, and in actual possession, situate in Broward County, State of Florida, described as follows:

          Lots 12 and 13, Block 2 of CORAL RIDGE ISLES according to the Plat thereof, recorded in Plat Book 45, Page 47, of the Public Records of Broward County, Florida, less the North 97 feet of said Lot 12, together with that portion of the planting strip lying East and adjacent to the Northeast 14th Avenue right-of-way between the North and South property lines, extended, of the above described property.

     TO HAVE AND TO HOLD the same together with the tenements, hereditaments, and appurtenances, unto the said Mortgagee, fee simple.

     AND the said Mortgagor, covenants with said Mortgagee that said Mortgagor is indefeasibly seized of said land in fee simple that said Mortgagor has full power and lawful right to convey said land in fee simple as aforesaid; that it shall be lawful for said

Mortgagee, at all times peaceably and occupy and enjoy said land; that said land is free from all encumbrances; that said Mortgagor will make such further assurance to perfect the fee simple title to said land in the Mortgagee as may reasonably be required; and that said Mortgagor does hereby fully warrant the title to said land and will defend the same against the lawful claims of all persons whomsoever.

     PROVIDED ALWAYS, that if said Mortgagor, shall pay unto the said Mortgagee the certain promissory note, of the which the following in words and figures is a true copy, to wit:

                                 PROMISSORY NOTE

$712,500.00                            Fort Lauderdale, FL, September 28th, 2001

FOR VALUE RECEIVED, I/WE, or either of us, promise to pay to the order of BAY COLONY ASSOCIATES, LTD. the sum Seven hundred twelve thousand, five hundred and no/100 ($712,000.00) dollars at c/o Marquette Realty, 5601 N. Dixie Highway, Suite 420, Fort Lauderdale, FL 33334 with interest from date at the rate of seven (7%) percent per annum until paid, payable as follows:

At Borrower's option interest may be accrued or paid during the period between the date hereof and September 28, 2004. On September 28, 2004, all accrued interest shall be paid and thereafter, interest shall be paid monthly. On September 28, 2006, the principal and any unpaid accrued interest shall be paid in full,

Now should it become necessary to collect this note through an attorney, either of us, whether maker, surety, or endorser on this note, hereby agree to pay all costs of such collection, including reasonable attorney's fee. The drawers and endorsers severally waive presentment for payment, protest, and notice of protest of this note. IN THE EVENT any payment of interest or principal not be paid within THIRTY (30) days after the same becomes due, the holder on this note may, at his option, declare the whole principal sum here to be immediately due and payable.

PARKSON PROPERTY LLC


By:/s/ Robert G. Tancredi
   -------------------------------
       Robert G. Tancredi

and shall perform, comply with and abide by each and every the stipulations, agreements, conditions and covenants of said promissory note and of this deed, then this deed and the estate thereby created shall cease and be null and void.

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

     AND the said Mortgagor hereby covenants and agrees:

          1. To pay all and singular the principal and interest and other sums of money payable by virtue of said promissory note and this deed, or either, promptly on the days respectively the same severally become due.

          2. To pay all and singular the taxes, assessment, levies, liabilities, obligations, and encumbrances of every nature on said described property, each and every, and if the same be not promptly paid the said Mortgagee may, at any time, pay the same without waiving or affecting the option to foreclose or any right hereunder, and every payment so made shall bear interest from the date thereof at the highest lawful rate permitted by the laws of the State of Florida.

          3. To pay all and singular the costs, charges and expenses, including lawyer's fees, reasonably incurred or paid at any time by said Mortgagee, because of the failure on the part of the said Mortgagor to perform, comply with and abide by each and every the stipulations, agreements, conditions and covenants of said promissory note and this deed, or either, and every such payment shall bear interest from date at the highest lawful rate permitted by the laws of the State of Florida.

          4. To keep the buildings now or hereafter on said land insured in a sum not less than the highest insurable value of the improvements in a company or companies to be approved by said Mortgagee, and the policy or policies held by and payable to said Mortgagee, and in the event any sum of money becomes payable under such policy or policies, the Mortgagee may apply the same on account of the indebtedness hereby secured or permit the Mortgagor to receive and use it or any part thereof for other purposes without thereby waiving or impairing any equity, lien or right under or by virtue of this mortgage, and Mortgagee may place and pay for such insurance or any part thereof without waiving or affecting the option to foreclose or any right hereunder, and each and every such payment shall bear interest from date at the highest lawful rate permitted by the laws of the State of Florida.

          5. To permit, commit or suffer no waste, impairment or deterioration of said property, or any part thereof.

          6. To perform, comply with, and abide by each and every the stipulations, agreements, conditions and covenants in said promissory note, and in this deed set forth.

          7. If any of said sums of money herein referred to be not promptly and fully paid within thirty (30) days next after the same severally become due and payable, or if each and every the stipulations, agreements, conditions and covenants of the promissory note and this deed, or either, are not fully performed, complied with and abided by, the said aggregate sum mentioned in said promissory note shall become die and payable forthwith or thereafter at the option of the Mortgagee, as fully and completely as if the said aggregate sum mentioned in the Note was originally stipulated

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

to be paid on such day, anything in said promissory note or herein to the contrary notwithstanding.

     IN WITNESS WHEREOF, the said Mortgagor has hereunto set the Mortgagor's hand and seal the day and year first above written.


Signed, sealed and delivered
in the presence of:
                                        PARKSON PROPERTY LLC, a Florida
                                        Limited Liability Company


                                        By: /s/ Robert G. Tancredi
-------------------------------             ------------------------------------
Witness name                                Robert G. Tancredi
                                            Authorized Representative

-------------------------------
Witness name


STATE  OF  FLORIDA }
COUNTY OF BROWARD }

     The foregoing instrument was acknowledged before me this 28th day of September, 2001, by Robert G. Tancredi, authorized representative, on behalf of PARKSON PROPERTY LLC, a Florida limited liability company who is personally known to me.


-------------------------------
Name:
Notary Public:
My Commission Number:
My Commission Expires:

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